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                                                                   EXHIBIT 10.20


                                   AMENDMENT

          This Amendment is entered into by and among uBid, Inc., a Delaware corporation (the "Company"), CMGI, Inc., a Delaware corporation ("CMGI") and the undersigned employee of the Company (the "Employee") as of February 9, 2000.

          WHEREAS, the Company and the Employee are parties to certain Stock Option Award Agreements (collectively, the "Agreements"), relating to the capital stock of the Company and pursuant to which the Employee's options underlying the Agreements will vest upon certain circumstances, including upon the Effective Time of the Merger as defined in the Merger Agreement described below.

          WHEREAS, the Company is entering into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") on the date hereof by and among CMGI, Senlix Corporation, a Delaware corporation and a wholly owned subsidiary of CMGI, and the Company, pursuant to which the Employee will receive options to purchase CMGI common stock, as set forth in the Merger Agreement.

          Now therefore, as an inducement for CMGI to enter into the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

          1. The parties hereto hereby agree that, notwithstanding anything to the contrary in the Agreements, the options that have been issued to the Employee will not vest in full upon the Effective Time; instead, upon the Effective Time, such Employee's options shall vest only as to:

              (i) in the case of stock options grants that vest annually: each option shall vest as to the next annual installment of shares, if any, together with prorated additional vesting of a portion of any other unvested shares covered by the option calculated by (x) subtracting the number of full months remaining until the next normal annual vesting date of the option from 12, (y) dividing the difference by 12 and multiplying the resulting fraction times the number of shares, if any, covered by the next annual installment which will vest upon the Effective Time of the Merger (each as defined in the Merger Agreement).

              (ii) in the case of stock options that vest quarterly: each option shall vest as to the next four unvested quarterly installments, if any, together with prorated additional vesting of a portion of any other unvested shares covered by the option calculated by (x) subtracting the number of full months remaining until the normal quarterly vesting date of the option from 3, (y) dividing the difference by 3 and multiplying the resulting fraction times the number of shares, if any, covered by the next

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quarterly installment which will vest upon the Effective Time of the Merger
(each as defined in the Merger Agreement).

          The remaining unvested shares of common stock subject to options held by the Employee and described in the Agreements shall terminate in accordance with the Agreements and the terms of the Company's stock incentive plan.

          2. The Employee hereby represents and warrants to the Company and CMGI that attached hereto as Schedule 1 is a true and complete statement of the
                             ----------
Employee's ownership of capital stock and other equity securities of the Company as of the date hereof, including a specific statement as to the aggregate number of options which shall vest as of the Effective Time of the Merger (each as defined in the Merger Agreement) after giving effect to paragraph one (1) hereof, but without giving effect to the conversion of securities as described in the Merger Agreement.

          3. To the extent that the Employee had any oral or other written agreement or understanding with the Company with respect to the vesting of options, the vesting terms described in paragraph one (1) hereof shall automatically supersede such agreement or understanding, and upon execution of this Amendment by the Employee and the Company, such prior agreement or understanding with respect to the vesting of options automatically shall be deemed to have been terminated and shall be null and void.

          4. In all other respects, the Agreements shall remain in full force and effect.



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In witness whereof, the parties hereto have executed this Amendment as of the first date written above.

                                       UBID, INC.


                                       By:______________________________________
                                       Title:___________________________________


                                       CMGI, INC.


                                       By:______________________________________
                                       Title:___________________________________


                                       EMPLOYEE:

                                       _________________________________________
                                       Name:____________________________________

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                          SCHEDULE TO OPTION AMENDMENT



The following individuals entered into the foregoing agreement with uBid and
CMGI:


                                     Gregory K. Jones
                                     Joel D. Ludvigsen
                                     Jason Maclean
                                     Paul Stolarski
                                     Timothy Takesue

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